Medifast®

Proven, Healthy Weight Loss™

Investor Presentation

Timothy Robinson, Chief Financial Officer

Brian Kagen, Executive Vice President & Chief Marketing Officer

March, 2013

Safe Harbor Statement

Certain information included in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as "intend" or other similar words or the negative of such terminology. Similarly, descriptions of Medifast's objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Medifast believes this presentation should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, Medifast's inability to attract and retain independent Health Coaches and Members, stability in the pricing of print, TV and Direct Mail marketing initiatives affecting the cost to acquire customers, increases in competition, litigation, regulatory changes, and its planned growth into new domestic and international markets and new channels of distribution. Although Medifast believes that the expectations, statements, and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this presentation, as well as those set forth in its latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K.

Medifast.

Medifast Products and Programs Have Been Recommended by over 20,000 Doctors Since 1980 and Used by Over a Million Customers Since 1980

FAST

SAFE

SIMPLE

LONG TERM

PORTABLE

Medifast.

Vision

To create health, hope, and happiness through clinically proven weight-management products, programs, and support

Mission

To combat the obesity epidemic and improve health in two ways:

- Through clinically proven weight-management products & programs
- Through multiple, innovative support channels, each of which meets different personal weight management, health, and wellness needs

Medifast.

Over 70
Unique Food
Items





- Rapidly growing addressable market and significant market penetration opportunities
- Vertically integrated model producing industry leading gross margins
- Strong historical track record of growth in sales, profits and cash flows
- Consistent profitability and return on invested capital




Forbes 2012
BEST
SMALL
COMPANIES
TOP 10


Medifast

Medifast.

Medifast 5&1 Plan, Transition, & Maintenance

Weight Loss Phase

Our 5 & 1 Plan features Medifast's nutritionally balanced, fortified meal replacements and a Lean & Green Meal. They keep you nourished—and satisfied—so you lose weight quickly and safely.

Transition Phase

When you are near or at your goal weight, we'll help you increase your daily calories by adding a wider variety—and more portions—of lean proteins, fruits, vegetables, whole grains, and low-fat dairy.

Maintenance Phase

When you've completed the transition phase, we'll help you calculate your daily caloric needs and build a maintenance plan based on your height, weight, age, gender, and activity level—so you stay fit for life.

24 Vitamins & Minerals
110 Calories
11g Protein
4g Fiber
13g Carbohydrates


BEST SELLER
Peanut Butter Crunch Bar


Sun-dried Tomato Salmon with Asparagus

Medifast.

Clinically Proven and Scientifically Based

We're different. Here's why.

You can choose from among hundreds of weight-loss plans, diets, programs, pills, and gadgets—all claiming to be different, though many are remarkably similar. It's the science and support that sets Medifast apart.



MacDonald Center for Obesity Prevention & Education



Scientific Advisory Board



Medifast
MEDICAL PROVIDERS

Take Shape For Life
FUELED BY Medifast

ONE Medifast

Medifast
DIRECT

Medifast
WEIGHT CONTROL CENTERS

Medifast.

MANUFACTURING AND DISTRIBUTION

- Company-owned state-of-the-art manufacturing and distribution facilities
- Help support industry leading gross margins
- Capacity in place to drive aggressive growth



Owings Mills, MD



Ridgely, MD



Dallas, TX

Strong, Consistent Financial Performance



$356.7
$298.2
$257.6
$169.7
$110.1
$85.0
33% CAGR
(2007 - 2012)
2007
2008
2009
2010
2011
2012

Revenue

Strong, Consistent Financial Performance


44% CAGR
(2007 - 2012)
$0.19
$0.30
$0.77
$1.35
$1.31
$1.16
$1.57
2007
2008
2009
2010
2011
2012
2012*
EPS

*2012 EPS excluding two non-recurring items, including a FTC settlement recorded in the second quarter and a sales tax accrual in the fourth quarter

U.S. Weight Loss Market is Estimated to be a $65B per Year Industry

Total Market – $65B
Served Market – $18B


Unserved Weight Loss
$47B
Served
Weight Loss
$18B
-Diet Soft Drinks
-Artificial Sweeteners
-Health Club Revenues

Source: U.S. Census Data, CDC Data, IBIS World, MarketData Enterprises

Medifast.

2/3 of the U.S. Population is Overweight or Obese



U.S. Population
314M
15 or Older
251M
Overweight/
Obese 173M
Dieting
93M

Source: U.S. Census Data, CDC Data, IBIS World, MarketData Enterprises

The Obesity Market is "Growing"

Medifast.

Current Medifast National Market Coverage

Significant Growth Opportunity to Cover "White Space"


Medifast Sales

International Coverage Opportunity

1.6B Overweight Globally and Expected to Grow 40% in Next 10 Years



Canada
Europe
Asia
Mexico (Medix)
India
Brazil
Latin America Through Medix
Australia
RUSSIA
UNITED STATES
NORTH PACIFIC OCEAN
NORTH ATLANTIC OCEAN
SOUTH ATLANTIC OCEAN
INDIAN OCEAN
SOUTH PACIFIC OCEAN
Antarctica

Medifast.

Take Shape For Life.

FUELED BY Medifast.



Medifast.

Take Shape For Life.
FUELED BY Medifast.

Direct Selling Overview

- US direct selling accounts for $30B
  - 24% or $7B comes from weight-loss products
- 15.6M people engaged in direct sales in the US
- U.S. is the #1 direct selling market in the world

Free Personal Health Coach & Mentor to Guide Clients Through Their Weight Loss and Weight Management Journey

- Health Coaches are required to take competency exam.
- Health Coaches do not need to purchase product themselves to receive commission.
- Health Coaches are not compensated for their own orders or for recruitment of clients/health coaches.
- Health Coaches do not hold inventory. Health Coaches direct their clients to Take Shape for Life for product purchases.


Direct Sales Revenues
(in $ millions)
$60
$50
$40
$30
$20
$10
$0
$29.6
$37.6
$42.0
$43.7
$41.5
$46.8
$49.3
$46.4
$43.3
$53.0
$55.7
$55.6
$51.8
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

Coverage Expansion

- Expand coverage to new markets to cover "white space"
- Leverage *Success from Home* magazine & Dr A's book tour



TSFL CORPORATE
Medifast 5&1 Plan
Take Shape For Life
YOUR HEALTH COACH
YOU
HABITS of HEALTH SYSTEM
BeSlim CLUB
VIRTUAL CLINIC



John Maxwell: Personal Growth Must Be Intentional
SUCCESS FROM HOME
Free DVD Inside
DISCOVER OPTIMAL HEALTH WITH TAKE SHAPE FOR LIFE
The Real Answer to America's Obesity Epidemic
CREATE THE LIFE YOU WERE MEANT TO LIVE



DR. A's HABITS of HEALTH
Dr. Wayne Scott Andersen

Medifast.

Take Shape For Life.
FUELED BY Medifast.

Improve Field Effectiveness

- Create development plan with simplified standards & processes
- Enhance field communications & coach tools
- Expand mobile "on-the-go" business


Getting Started Checklist
TEAM BUILDING


My Take Shape For Life.


Medifast Meals
Lean
Green
Water
Healthy Fats
Progress Report
Favorite Meals

Medifast.

Medifast®
DIRECT


Medifast.
DIRECT
Self Guided Weight Loss & Weight Management with the Convenience of Online Ordering, Support, & Tools



Direct Response Revenues
(in $ millions)
$30
$20
$10
$0
17.3
16.1
14.7
19.3
19.6
19
15.6
22.5
22.5
21.2
18.2
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

- **Only 10% of 210 DMAs* over $1M in annual sales**
- **66% of total volume is done by just 10% of DMA's**
- **50% of 210 DMA's under $100k in annual volume**

September 2011 – August 2012 volume

DMA = Designated Market Area

Medifast.

Medifast. DIRECT

Optimize Marketing & Promotional Spends to Improve Profit

- Drive multi-media customer acquisition strategy (website/call center)
- Continue to evaluate discounts & promotional offers
- Ensure effective execution of capital & high resource projects



Shopping is simple
Choose either:
• A pre-assembled Variety Package, or
• Any 20 boxes of Medifast Meals*
*With 7 meals per box, 20 boxes will last about a month.
Picking your own boxes? Order one of two ways:
Shop by meal category.
Or, know what you want?
Quick Shop >
New!
Macaroni & Cheese



FREE Shipping | FREE Meals*
Medifast.
Proven, Healthy Weight Loss
Get Offer >>
*With enrollment, minimum purchase required

Medifast DIRECT

Website Performance Critical Success Factors

- Mobile friendly
- Site load speed improved
- Simplified design
- Improved navigation
- SEO benefits
- Optimized content
- Multiple versions for new & returning visitors


Clinically proven weight loss.
3 Resources for Weight Loss Support
Free Shipping with Medifast Advantage
What others are saying about Medifast
Join our Mailing List
Real People. Real Stories.
More Success Stories
Video Share.
What's Your Medifast Story?

Medifast.

Medifast
WEIGHT CONTROL CENTERS®


Medifast
WEIGHT CONTROL CENTERS
137

Medifast.

Medifast WEIGHT CONTROL CENTERS®

Weight Loss Management Partnership with a Team of Professionals Dedicated to Member Success

- Brick-and-mortar centers offering supervised & structured programs
- Currently operating **87** company-owned & **35** franchise-owned centers



Medifast
WEIGHT CONTROL CENTERS®
Get fast, safe, supported weight loss right in your neighborhood at one of our Medifast Weight Control Centers in over 60 cities nationwide.
Medifast
WEIGHT CONTROL CENTERS

Medifast.

Medifast WEIGHT CONTROL CENTERS®


Clinic Revenues
(in $ millions)
$16
$14
$12
$10
$8
$6
$4
$2
$0
6.7
6.7
6.8
8.2
9.7
10.6
10.7
13.4
15.4
14.2
13.3
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

Medifast.

Medifast WEIGHT CONTROL CENTERS®

Focus on Strengthening Overall Corporate Center Operational, Member Acquisition, and Member Counseling Practices

- Q1 loss led to significant employee restructure in April, 2012
- Removed many program & food discounts
- Heightened focus on operational efficiencies
- Acquire & retain members by focusing on weight loss maintenance

Medifast.

Medifast WEIGHT CONTROL CENTERS®

Expand Franchise Footprint

- Focus on current franchisee expansion
- International presence through Medix strategic partnership
- Medifast to provide focused resources and support



Medifast.

Medifast®
MEDICAL PROVIDERS



Medifast.

Medifast.
MEDICAL PROVIDERS


CUSTOMER
Health Care Systems
Ambulatory Care Centers
Clinics & Medi Spas
Individual Practices

ONE Medifast®

- **Execution of strategic planks and driving forces for change will drive aggressive growth**

- **Infrastructure & process discipline lead to margin expansion opportunities**

- **New talent and employee development = increased earnings and cash flow generation**